BANGLA PROPERTY MANAGEMENT, INC.
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EXHIBIT 32.1 - CERTIFICATIONS
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Shawn Erickson, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this report on Form 10-QSB of Bangla Property Management, Inc. for the period ending December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Bangla Property Management, Inc.

January 31, 2005

/s/ Shawn Erickson
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Shawn Erickson, Chief Executive Officer, Chief Financial Officer
President & Director of Bangla Property Management, Inc.

































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Form 10QSB for the period ending December 31, 2004                      Page 17